Exhibit 99.1

KLDiscovery Takes Steps to Strengthen Balance Sheet and Long-Term Financial Foundation

Reaches agreement in principle with debenture holders and term loan lender to reduce debt

Strong capital structure will support KLDiscovery’s growth model and investment in market-leading client solutions

Transaction expected to close in the near term

EDEN PRAIRIE, MN. – May 2, 2024 – (BUSINESS WIRE) KLDiscovery Inc. (“KLDiscovery” or the “Company”), a global leader in data management, information governance, eDiscovery, and advisory services solutions, today announced that it has reached an agreement in principle with its principal convertible debenture holders and its principal term loan lender to significantly reduce the Company’s long-term debt and strengthen its financial position, enabling KLDiscovery to focus on its growth model and drive investment in its market-leading client solutions.

“Today’s announcement marks an important step forward for our company as we move into the future with a capital structure that supports our industry-leading team and long-term growth and profitability objectives,” said Chris Weiler, Chief Executive Officer of KLDiscovery. “KLDiscovery is a strong business with a leading market position, premier brands, and a clear vision for the future. This agreement underscores our key capital partners’ belief in that vision and will provide our company with the financial flexibility necessary to continue delivering the innovation, advanced thinking, and best-in-class offerings that our clients have come to expect from us. The global KLDiscovery team is energized now more than ever and is moving forward with a singular focus on helping our clients address their most challenging data, legal, and regulatory needs.”

Subject to the execution of definitive documents, the transaction provides for a conversion of the Company’s outstanding convertible notes into approximately 96% of KLDiscovery’s pro forma outstanding common equity. Additionally, the maturity on the Company’s term loan will be extended to August 2027.

This agreement in principle reflects the strong support of KLDiscovery’s debenture holders and term loan lender and positions the Company to continue its focus on investing in growth and technology-enabled services and software. The estimated equity split described above may be adjusted as a result of ongoing discussions and definitive documentation of the transaction.

This news comes on the heels of KLDiscovery’s record breaking financial performance in 2023, reflecting strong full-year revenue, EBITDA, and adjusted EBITDA. The Company is building on this momentum by continuing to expand at scale to address the largest and most complex matters on behalf of its growing global customer base. KLDiscovery continues to make significant investments in its best-in-class technology, headlined by Nebula, the Company’s flagship, end-to-end AI / ML powered solution that serves as a singular platform of engagement for legal and other types of data.

KLDiscovery Advisors

Gibson, Dunn & Crutcher LLP is serving as legal counsel, Guggenheim Securities, LLC is serving as investment banker, AlixPartners is serving as financial advisor, and C Street Advisory Group is serving as strategic communications advisor.

About KLDiscovery

KLDiscovery provides technology-enabled services and software to help law firms, corporations, and government agencies solve complex data challenges. With offices in 26 locations across 17 countries, KLDiscovery is a global leader in delivering best-in-class data management, information governance, and

Exhibit 99.1

eDiscovery solutions to support the litigation, regulatory compliance, and internal investigation needs of clients. Serving organizations for over 30 years, KLDiscovery offers data collection and forensic investigation, early case assessment, data processing, application software and data hosting for web-based document reviews, and managed document review services. In addition, through its global Ontrack data management business, KLDiscovery delivers world-class data recovery, disaster recovery, email extraction and restoration, data destruction, and tape management. KLDiscovery has been recognized as one of the fastest growing companies in North America by both Inc. Magazine (Inc. 5000) and Deloitte (Deloitte’s Technology Fast 500), and CEO Chris Weiler was a 2014 Ernst & Young Entrepreneur of the Year™. Additionally, KLDiscovery is a Relativity Certified Partner and maintains ISO/IEC 27001 Certified data centers around the world. Visit www.kldiscovery.com to learn more.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934 and the United States Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding the terms and timing of the debt equitization transaction, the Company's vision for the future and its key capital partners’ belief in that vision, the benefits of future financial flexibility to be provided to the Company, Company expansion and Company investment in growth and technology-enabled services and software are forward-looking statements. When used in this press release, the words “estimated,” “expects,” “anticipates,” “forecasts,” “believes,” “may,” “will,” “should,” “future” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, results or events, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside KLDiscovery’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: consequences of KLDiscovery’s substantial levels of indebtedness, including the pending maturity and potential acceleration thereof in June 2024, and its ability to repay its debt obligations as they become due or to secure alternative sources of financing; entry into definitive agreements with respect to and closing of a transaction in respect of the agreement in principle described above with KLDiscovery’s principal debenture holders and principal term loan lender; KLDiscovery’s potential failure to comply with privacy and information security regulations governing the client datasets it processes and stores; KLDiscovery’s ability to operate in highly competitive markets, and potential adverse effects of this competition; risk of decreased revenues if KLDiscovery does not adapt its pricing models; the ability to attract, motivate and retain qualified employees, including members of KLDiscovery’s senior management team; the ability to maintain a high level of client service and expand operations; potential issues with KLDiscovery’s product offerings that could cause legal exposure, reputational damage and an inability to deliver services; KLDiscovery’s ability to develop and successfully grow revenues from new products such as Nebula, improve existing products and adapt its business model to keep pace with industry trends; risk that KLDiscovery’s products and services fail to interoperate with third-party systems; potential unavailability of third-party technology that KLDiscovery uses in its products and services; potential disruption of KLDiscovery’s products, offerings, website and networks; difficulties resulting from KLDiscovery’s implementation of new consolidated business systems; the ability to deliver products and services following a disaster or business continuity event; disease or similar public health threat, such as COVID-19; potential unauthorized use of our products and technology by third parties and/or data security breaches and other incidents; potential intellectual property infringement claims; and the ability to comply with various trade restrictions, such as sanctions and export controls, resulting from KLDiscovery’s international operations. These risks and other factors discussed in the “Risk Factors” section of KLDiscovery’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (“SEC”) and any other reports KLDiscovery files with the SEC, could cause actual results to differ materially from those expressed or implied by forward-looking statements made by KLDiscovery or on its behalf. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results or outcomes. All statements speak only as of the date made, and unless legally required, KLDiscovery undertakes no

Exhibit 99.1

obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Danny Zambito
888.811.3789
danny.zambito@kldiscovery.com